UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 15, 2005

                       Allegheny Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                  (State or Other Jurisdiction of Incorporation)

             1-12001                                    25-1792394
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      (Commission File Number)               (IRS Employer Identification No.)

 1000 PPG Place, Pittsburgh, Pennsylvania                       15222-5479
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 (Address of Principal Executive Offices)                       (Zip Code)

                                 (412) 394-2800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On July 15, 2005, Allegheny Technologies Incorporated announced a major expansion of its titanium capabilities. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

      (c)  Exhibits

           Exhibit 99.1 Press release dated July 15, 2005

                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ALLEGHENY TECHNOLOGIES INCORPORATED


                                       By: /s/ Richard J. Harshman
                                           -------------------------------------
                                           Richard J. Harshman
                                           Executive Vice President, Finance and
                                           Chief Financial Officer


Dated: July 15, 2005

                                  EXHIBIT INDEX
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     Exhibit 99.1  Press release dated July 15, 2005